UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017 (October 31, 2017)

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane
Miami Lakes, FL 33016
(Address of principal executive offices) (Zip Code)

(305) 569-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02                                           Results of Operations and Financial Condition.

On October 31, 2017, BankUnited, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Prior Report") that included, as Exhibit 99.1, the reported results for the quarter ended September 30, 2017. The Company is filing this Form 8-K/A to correct the language on page 2 of Exhibit 99.1 of the Prior Report regarding the decline of loan balances for the New York franchise. The revised sentence reads, "The decline in New York was primarily driven by runoff in multi-family loans of $187 million, partially offset by net growth of $84 million across other portfolio segments."

 Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated	October 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 31, 2017	BANKUNITED, INC.

/s/ Leslie N. Lunak
		Name:	Leslie N. Lunak
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated	October 31, 2017

4